Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)    The accompanying Quarterly Report on Form 10-Q of SUNation Energy, Inc. (the “Company”) for the period ended September 30, 2025 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott Maskin
Scott Maskin
Date: November 7, 2025	Chief Executive Officer

/s/ Kristin A. Hlavka
Kristin A. Hlavka
Date: November 7, 2025	Chief Accounting Officer